Taxes on Income (Details 2) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Tax assets in respect of:
Accrued employees benefits	$ 31	$ 18	$ 17
Research and development expenses	615	379	414
Net loss carry forward	2,771	2,242	1,707
Total deferred tax assets	3,417	2,639	2,138
Less - valuation allowance	(3,417)	(2,639)	(2,138)
Deferred tax assets